UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 23, 2012

UNIVERSAL POWER GROUP, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-33207	75-1288690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Hayden Road, Carrollton, Texas	75006
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (469) 892-1122

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to Vote of Security Holders.

On October 23, 2012, Universal Power Group, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders.  At that meeting, the Company’s stockholders:

•	Re-elected incumbent directors to serve until the next annual meeting of stockholders and their successors are elected and qualified; and
•	Ratified the appointment of BKD, LLP as the Company’s independent auditors for the 2012 fiscal year.

The specific votes with respect to aforementioned were as follows:

1.      Election of directors:

NAME	VOTES
	FOR	WITHHELD	BROKER NON- VOTES
William Tan	3,252,071	145,006	899,117
Ian Colin Edmonds	3,248,940	148,137	899,117
Leslie Bernhard	3,297,425	99,652	899,117
Robert M. Gutkowski	3,294,025	103,052	899,117
Hyun Park	3,297,325	99,752	899,117

2.  The ratification of the appointment of BKD, LLP as the Company’s independent auditors for the 2012 fiscal year:

VOTES
FOR	AGAINST	ABSTAIN
4,256,753	39,441	0

* * * * *

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Power Group, Inc.

Date: November 6, 2012	By:	/s/ Ian Edmonds
		Name:	Ian Edmonds
		Title:	President and CEO

2